LOAN NO.  LOAN NAME       ACCOUNT NO. NOTE DATE  RATE  NOTE AMOUNT  MATURITY INT
          TOWER TECH, INC.            06/24/98   8.25%  $72,315.00  DEMAND   CHB
                                                                    07/01/03



                                 PROMISSORY NOTE
                               (Business Purpose)
                               LOCAL FEDERAL BANK


1. DATE AND PARTIES. The date of this Promissory Note (Note) is June 24, 1998. This Note evidences a loan which includes all extensions, renewals, modifications and substitutions (Loan). The parties to this Note and Loan are:

          BORROWER:
                TOWER TECH, INC.
                  an OKLAHOMA corporation
                  11935 SOUTH 1-44 SERVICE ROAD
                  OKLAHOMA CITY, OK 73173
                  Tax ID. #73-1210013

          BANK:
                LOCAL FEDERAL BANK an OKLAHOMA corporation 3801 NW 63rd Oklahoma
                  City, Oklahoma 73112 Tax ID. # 73-2415816 Branch No.029

2. PROMISE TO PAY. For value received, Borrower promises to pay to Bank's order at its office at the above address, or such other place as Bank may designate, the sum of $72,315.00 (Principal) plus interest from June 24, 1998, on the unpaid principal balance at the rate of 8.25% per annum (Contract Rate) until this Note matures or the obligation is accelerated. After maturity or acceleration, the unpaid balance shall bear interest at the rate specified in the paragraph in this Note entitled "DEFAULT RATE OF INTEREST" until paid in full. The Loan and this Note are limited to the maximum lawful amount of interest (Maximum Lawful Interest) permitted under federal and state laws. If the interest accrued and collected exceeds the Maximum Lawful Interest as of the time of collection, such excess shall be applied to reduce the principal amount outstanding, unless otherwise required by law. If or when no principal amount is outstanding, any excess interest shall be refunded to Borrower according to the actuarial method. Interest shall be computed on the basis of a 380-day year and the actual number of days elapsed.

    All unpaid principal and accrued interest are due and payable upon demand. Until demand is made, principal and accrued interest are due and payable in 60 equal monthly payments of $1,481.75 on the 1st day of each month, beginning August 1, 1998, or the day following if the payment day is a holiday or is a non-business day for Bank. Unless paid prior to maturity or demand is made, all other unpaid principal, accrued Interest, costs and expenses are due and payable on July 1, 2003, which is the date of maturity. These payment amounts are based upon timely payment of each installment. All amounts shall be paid in legal U.S. currency. Any payment made with a check will constitute payment only when collected.

3. EFFECT OF PREPAYMENT. Borrower may prepay this Loan in full, subject to any prepayment penalty or minimum charge as agreed to below. However, no partial prepayment shall excuse or defer Borrower's subsequent payments or entitle Borrower to a release of any collateral. Interest will cease to accrue on the amounts prepaid on the day actually credited by Bank.

4. MINIMUM INTEREST CHARGE. If Borrower pays this Note in full before the maturity date or otherwise, Borrower agrees to pay Bank a minimum interest charge of $10.00 or the earned finance charge, whichever amount is greater.

5. RETURNED CHECK CHARGE. To the extent not prohibited by law, Borrower agrees to pay Bank $10.00 for each check presented for payment and dishonored because of insufficient funds or no account.

6. EVENTS OF DEFAULT. Borrower shall be in default upon the occurrence of any of the following events, circumstances or conditions (Events of Default):

          A. Failure by any party obligated on this Note or any other obligation Borrower has with Bank to make payment when due; or
          B. A default or breach by Borrower or any cosigner, endorser, surety, or guarantor under any of the terms of this Note, any construction loan agreement or other loan agreement, any security agreement, mortgage, deed to secure debt, deed of trust, trust deed, or any other document or instrument evidencing, guarantying, securing or otherwise relating to this Note or any other obligations Borrower has with Bank; or
          C. The making or furnishing of any verbal or written representation, statement or warranty to Bank which is or becomes false or incorrect in any material respect by or on behalf of Borrower, or any cosigner, endorser, surety or guarantor of this Note or any other obligations Borrower has with Bank; or
          D. Failure to obtain or maintain the insurance coverages required by Bank, or insurance as is customary and proper for any collateral (as herein defined); or
          E. The death, dissolution or insolvency of, the appointment of a receiver by or on behalf of, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against Borrower, or any co-signer, endorser, surety or guarantor of this Note or any other obligations Borrower has with Bank; or
          F. A good faith belief by Bank at any time that Bank Is insecure with respect to Borrower, or any cosigner, endorser, surety or guarantor, that the prospect of any payment is impaired or that any collateral (as herein defined) is impaired; or
          G. Failure to pay or provide proof of payment of any tax, assessment, rent, insurance premium, escrow or escrow deficiency on or before its due date; or
          H. A material adverse change in Borrower's business, including ownership, management, and financial conditions, which in Bank's opinion, impairs any collateral or repayment of the Obligations; or
          I.  A transfer of a substantial part of Borrower's money or property.

7. DEFAULT RATE OF INTEREST. If there is a default in this Note, the rate of interest, at Bank's option, shall immediately be increased by 5 percentage points or to 18% per annum, whichever is higher, whether or not Bank accelerates the maturity, and interest shall accrue thereafter at the resulting rate until all obligations under this Note are paid in full. Unless Bank has accelerated the maturity, Bank shall, within 10 days following the effective date of such interest rate increase, notify Borrower of the fact that the interest rate has been increased pursuant to this provision.

8. REMEDIES ON DEFAULT. On or after the occurrence of an Event of Default, at the option of Bank, all or any part of the Principal and accrued interest on this Note, the Loan and all other obligations which Borrower owes Bank shall become immediately due and payable without notice or demand. Bank may exercise all rights and remedies provided by law. equity, this Note, any mortgage, deed of trust or similar instrument and any

9. COLLECTION EXPENSES. On or after an Event of Default, Bank may recover from Borrower all fees and expenses in collecting, enforcing and protecting liabilities and reasonable expenses in realizing on any security incurred by Bank, plus expenses of collecting and enforcing this Note. Such fees and expenses shall include, but are not limited to, filing fees, publication expenses, deposition fees, stenographer fees, witness fees and any other court costs. Any such fees and expenses shall be added to the Principal of this Note and shall accrue interest at the same rate as provided for in this Note.

TOWER TECH, NO 0550-8  READ ANY PAGE WHICH FOLLOWS FOR ANY REMAINING PROVISIONS.

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10. ATTORNEYS'  FEES.  Upon default of this Note, Bank may recover from Borrower reasonable attorneys' fees incurred by Bank. Such reasonable attorneys' fees shall include, without limitation, paralegal fees. Any such reasonable attorneys' fees shall be added to the principal amount of this Note and shall accrue interest at the same rate as this Note. Borrower agrees that reasonable attorneys' fees shall be construed to mean 15% of the total of the unpaid balance at the time of default, plus all accrued interest. Such recovery will be to the extent not prohibited by law.

11. NO DUTY BY BANK. Bank is under no duty to preserve or protect any Collateral until Bank is in actual, or constructive, possession of the Collateral. For purposes of this paragraph, Bank shall only be considered to be in "actual" possession of the Collateral when Bank has physical, immediate and exclusive control over the Collateral and has affirmatively accepted such control. Bank shall only be considered to be in "constructive" possession of the Collateral when Bank has both the power and the intent to exercise control over the Collateral.

12. WAIVER AND CONSENT BY BORROWER AND OTHER SIGNERS. Regarding this Note, to the extent not prohibited by law, Borrower and any other signers:
        A. waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.
        B. consent to any renewals and extensions for payment on this Note, regardless of the number of such renewals or extensions.
        C. consent to Bank's release of any borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.
        D. consent to the release, substitution or impairment of any collateral.
        E. consent that Borrower is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.
        F. consent to Bank's right of set-oft as well as any right of set-off of any bank participating in the Loan.
        G. consent to any and all sales, repurchases and participations of this Note to any person in any amounts and waive notice of such sales, repurchases or participations of this Note.

13. SECURITY. This Note is secured by the following type(s) (or items) of property (Collateral):

                     Equipment

     which includes (but is not limited to) the following described property:

                     RDN MODEL 172-18 HEAVY DUTY BELT PULLER

     The term "Collateral" further includes, but is not limited to, the following property, whether now owned or hereafter acquired, and whether or not held by a bailee for the benefit of the Owner or owners, all: accessions, accessories, additions, fittings, increases, insurance benefits and proceeds, parts, products, profits, renewals, rents, replacements, special tools and substitutions, together with all books and records pertaining to the Collateral and access to the equipment containing such books and records including computer stored information and all software relating thereto, plus all cash and non-cash proceeds and all proceeds of proceeds arising from the type(s) (items) of property listed above.

14. PAYMENTS APPLIED. All payments, including but not limited to regular payments or prepayments, received by Bank shall be applied first to costs, then to accrued interest and the balance, if any, to Principal except as otherwise required by law.

15. LOAN PURPOSE. Borrower represents and warrants that the proceeds of this Note shall only be used for business purposes.


16. JOINT AND SEVERAL. Borrower or any other signers shall be jointly and severally liable under this Note.

17. FINANCIAL STATEMENTS. Until this Note is paid in full, Borrower shall furnish Bank upon Bank's request and in the event of no request, at least annually a current financial statement which is certified by Borrower and Borrower's accountant to be true, complete and accurate.

18.  GENERAL PROVISIONS.

         A. TIME IS OF THE ESSENCE. Time is of the essence in Borrower' performance of all duties and obligations imposed by this Note.
         B. NO WAIVER BY BANK. Bank's course of dealing, or Bank's forbearance from, or delay in, the exercise of any of Bank's rights, remedies, privileges or right to insist upon Borrower's strict performance of any provisions contained in this Note, or other loan documents, shall not be construed as a waiver by Bank, unless any such waiver is in writing and is signed by Bank.
         C. AMENDMENT. The provisions contained in this Note may not be amended, except through a written amendment which is signed by Borrower and Bank.
         D. INTEGRATION CLAUSE. This written Note and all documents executed concurrently herewith, represent the entire understanding between the parties as to the Obligations and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.
         E. FURTHER ASSURANCES. Borrower agrees, upon request of Bank and within the time Bank specifies, to provide any information, and to execute, acknowledge, deliver and record or file such further instruments or documents as may be required by Bank to secure this Note or confirm any lien.
         F. GOVERNING LAW. This Note shall be governed by the laws of the State of OKLAHOMA, provided that such laws are not otherwise preempted by federal laws and regulations.
         G. FORUM AND VENUE. In the event of litigation pertaining to this Note, the exclusive forum, venue and place of jurisdiction shall be in the State of OKLAHOMA, unless otherwise designated in writing by Bank or otherwise required by law.
         H. SUCCESSORS. This Note shall inure to the benefit of and bind the heirs, personal representatives, successors and assigns of the parties, provided however, that Borrower may not assign, transfer or delegate any of the rights or obligations under this Note.
         I. NUMBER AND GENDER. Whenever used, the singular shall include th plural, the plural the singular, and the use of any gender shall be applicable to all genders.
         J. DEFINITIONS. The terms used in this Note, if not defined herein, shall have their meanings as defined in the other documents executed contemporaneously, or in conjunction, with this Note.
         K. PARAGRAPH HEADINGS. The headings at the beginning of any paragraph, or any subparagraph, in this Note are for convenience only and shall not be dispositive in interpreting or construing this Note.
         L. IF HELD UNENFORCEABLE. If any provision of this Note shall be held unenforceable or void, then such provision to the extent not otherwise limited by law shall be severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Note.
         M. CHANGE IN APPLICATION. Borrower will notify Bank in writing prior to any change in Borrower's name, address, or other application information.
         N. NOTICE. All notices under this Note must be in writing. Any notice given by Bank to Borrower hereunder will be effective upon personal delivery or 24 hours after mailing by first class United States mail, postage prepaid, addressed to Borrower at the address indicated below Borrower's name on page one of this Note. Any notice given by Borrower to Bark hereunder will be effective upon receipt by Bank at the address indicated below Bank's name on page one of this Note. Such addresses may be changed by written notice to the other party.
         0. HOLDER. The term "Bank" shall include any transferee and assignee of Bank or other holder of this Note.
         P. BORROWER DEFINED. The term "Borrower" includes each and ever person signing this Note as a Borrower and any co-signers.

19. RECEIPT OF COPY. By signing below, Borrower acknowledges that Borrower has read and received a copy of this Note.


          BORROWER:

                      TOWER TECH, INC. an OKLAHOMA corporation


                                                        [Corporate Seal*)

                      By:

                      ss/CHARLES D. WHITSITT
                      ____________________________________
                      Charles D. Whitsitt, CFO, CONTROLLER


                      ss/HAROLD D. CURTIS
                      ____________________________________
                      Harold D. Curtis, C.E.O.


                      ____________________________________
                      Attest



     (*Corporate seal may be affixed. but failure to affix shall not affect validity or reliance.)



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